                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2000



                             CHITTENDEN CORPORATION
                            (Exact name of Registrant
                            as specified in charter)


Vermont                               0-7974                 03-0228404
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)


Two Burlington Square, Burlington, Vermont                   05401
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (802) 660-1410



                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)
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ITEM 5.  OTHER EVENTS

On July 20, 2000, the Registrant announced that the Chittenden Corporation's Board of Directors had authorized the repurchase of an additional 2,000,000 shares of the Corporation's common stock (approximately 7% of the Company's outstanding Common Stock) in negotiated transactions or open market purchases. This is in addition to the 2,000,000 shares authorized by the Board earlier in the year. A copy of the press release dated July 20, 2000 is attached as an exhibit to this Form 8-K.
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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                                                    PAGE NUMBER
         (28)     Additional Exhibits                                                   5

                  Press Release related to announcement of authorization to repurchase an additional 2,000,000 shares of the Company's common stock.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/ F. Sheldon Prentice
           Senior Vice President, General Counsel and Secretary

DATE:  July 20, 2000